Asset Dispositions and Impairments	12 Months Ended
Dec. 31, 2011
Asset Dispositions and Impairments [Abstract]
Asset Dispositions and Impairments

Note 5. Asset Dispositions and Impairments

During the year ended December 31, 2011, the Company sold two wholly-owned hotels for cash proceeds of approximately $237 million. These hotels were sold subject to long-term management agreements, and the Company recorded deferred gains of approximately $66 million relating to the sales. Also during the year ended December 31, 2011 the Company sold its interest in a consolidated joint venture for cash proceeds of approximately $44 million, with the buyer assuming $57 million of the Company’s debt (see Note 15). The Company recognized a pretax loss of $18 million in discontinued operations as a result of the sale (see Note 18).

Additionally, during the year ended December 31, 2011, the Company recorded an impairment charge of $31 million to write-off its noncontrolling interest in a joint venture that owns a hotel in Tokyo, Japan, a $16 million loss due to the impairment of fixed assets that were written down in connection with significant renovations and related asset retirements at two properties, and losses relating to the impairment of six hotels whose carrying value exceeded their fair value. These amounts were partially offset by a $50 million gain as a result of remeasuring the fair value of its previously held noncontrolling interest in two hotels in which it obtained a controlling interest (see Note 4).

During the year ended December 31, 2010, the Company recorded a net loss on dispositions of approximately $39 million, primarily related to a $53 million loss on the sale of one wholly-owned hotel subject to a long-term management contract, a $4 million impairment of fixed assets that are being retired in connection with a significant renovation of a wholly-owned hotel, and a $2 million impairment on one hotel whose carrying value exceeded its fair value. These charges were partially offset by a gain of $14 million from insurance proceeds received for a claim at a wholly-owned hotel that suffered damage from a storm in 2008, a $5 million gain as a result of an acquisition of a controlling interest in a joint venture in which we previously held a non-controlling interest (see Note 4) and a $4 million gain from the sale of non-hotel assets.

During the year ended December 31, 2009, the Company recorded impairment charges of $41 million relating to the impairment of six hotels. Also during 2009, as a result of market conditions at the time and the impact on the timeshare industry, the Company reviewed the fair value of its economic interests in securitized VOI notes receivable and concluded these interests were impaired. The fair value of the Company’s investment in these retained interests was determined by estimating the net present value of the expected future cash flows, based on expected default and prepayment rates resulting in an impairment charge of $22 million. Additionally, the Company recorded losses of $18 million, primarily related to impairments of hotel management contracts, certain technology-related fixed assets and an investment in which the Company holds a minority interest.

During the years ended December 31, 2011, 2010 and 2009, the Company reviewed the recoverability of its carrying values of its owned hotels and determined that certain hotels were impaired, as discussed above. The fair values of the hotels were estimated by using discounted cash flows, comparative sales for similar assets and recent letters of intent to sell certain assets. Impairment charges included above totaling $7 million, $2 million and $41 million, relating to six, one and six hotels, respectively, were recorded in the years ended December 31, 2011, 2010 and 2009, respectively, and to the following segment asset groups (in millions):

	Year Ended December 31,
	2011	2010	2009
Americas	$5	$2	$37
EAME	2	—	4

Total	$7	$2	$41